Cornerstone Bancshares, Inc. Reports Positive Earnings for Second Quarter of 2013

CHATTANOOGA, Tenn.—(PR Newswire) – July 29, 2013 -- Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ; CSBQP) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”), parent company of Cornerstone Community Bank (“Bank”), reported continued positive earnings for the second quarter of 2013, with a net income of approximately $396,000 for the quarter ended June 30, 2013. This marks the tenth consecutive quarter of positive earnings for Cornerstone and represents a 27.5 percent increase in net income year-over-year.

Average assets grew 4.3 percent and the return on average assets increased 22 percent for the quarter, compared with the same quarter the previous year. Average equity increased 12.7 percent, and the return on average equity increased 16.3 percent. Market value per common share was $2.01 as of June 30, 2013, a 14.9 percent increase in value over the previous year.

Other improvements year-over-year at quarter’s end include:

•	Increase in total assets
•	Increase in total loans
•	Increase in total deposits
•	Increase in net interest margin

“We definitely have some positive momentum, and things are continuing to trend in the right direction,” said Cornerstone’s President Frank Hughes. “Our main priorities for the immediate future are focusing on core Chattanooga relationships and loan growth.”

Founded in 1996, Cornerstone is a single-bank holding company, with $435 million in assets, serving the Chattanooga, Tennessee MSA, with five full-service branch locations throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks.

Contact:

N. Frank Hughes

President & CEO

423-385-3009

Cornerstone Bancshares, Inc. and Subsidiary

Second Quarter Financial Highlights

June 30, 2013 and 2012

(Unaudited)

(Amounts in thousands, except per common share data)	2013	2012	% Change
Balance Sheet Data at June 30
Total assets	$435,334	$420,874	3.4
Interest-earning assets	403,917	387,995	4.1
Loans	276,062	263,749	4.7
Foreclosed assets	18,867	22,144	(14.8)
Deposits	339,199	321,740	5.4
Other interest-bearing liabilities	54,647	60,909	(10.3)
Shareholders' equity	40,234	36,759	9.5
Loan to deposit ratio	81.39%	81.98%	(0.7)
Tier 1 leverage ratio (Bank, est)	8.36%	8.24%	1.5
Total risk-based capital ratio (Bank, est)	13.05%	13.11%	(0.5)
Outstanding common shares	6,547	6,500	0.7
Book value per common share	$3.88	$3.96	(2.1)
Tangible book value per common share	$3.88	$3.96	(2.1)
Market value per common share as of June 30	$2.01	$1.75	14.9

Loan Quality Data
Nonaccruing loans	5,864	7,124	(17.7)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	1,346	1,371	(1.8)
Allowance for loan losses	5,095	6,029	(15.5)
Allowance for loan losses to total loans	1.85%	2.29%
Nonperforming assets to total assets	5.68%	6.95%

Performance Data for the Year
Net income	$848	$667	27.1
Return on average assets	0.39%	0.32%
Return on average equity	4.22%	3.63%
Net interest margin	3.79%	3.73%
Per common share data:
Net income – basic	$0.01	$0.01
Net income – diluted	$0.01	$0.01
Common dividends	$-	$-
Preferred dividends & accretion	$786	$576
Average shares (000s):
Basic common stock	6,547	6,500
Diluted common stock	6,665	6,581
Preferred stock (actual)	600	448

Cornerstone Bancshares, Inc. and Subsidiary

Quarterly Earnings Summary

	(Unaudited)
	2013		2012			Q2-13 /
	Second	First	Fourth	Third	Second	Q2-12
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,079	$4,142	$4,718	$4,242	$4,186	(2.5)
Securities and interest-bearing deposits at other financial institutions	482	440	440	478	618	(22.0)
Federal funds sold and other earning assets	15	21	16	15	13	9.3
Total interest income	4,576	4,603	5,174	4,735	4,817	(5.0)
Interest expense
Deposits	587	603	673	756	768	(23.6)
Short-term borrowings	17	18	17	22	23	(27.4)
FHLB advances and other borrowing	316	341	391	394	426	(25.8)
Total interest expense	920	962	1,081	1,172	1,217	(24.5)
Net interest income	3,656	3,641	4,093	3,563	3,600	1.6
Provision for loan losses	-	300	330	100	-	N/A
Net interest income after the
provision for loan losses	3,656	3,341	3,763	3,463	3,600	1.6
Noninterest income
Customer service fees	201	188	201	198	207	(2.8)
Other noninterest income	19	18	13	12	19	0.2
Gain on sale of assets	477	149	27	48	26	1,718.8
Total noninterest income	697	355	241	258	252	176.7
Noninterest expense
Salaries and employee benefits	1,623	1,597	1,600	1,566	1,570	3.4
Net occupancy and equipment	340	337	408	355	348	(2.4)
Depository insurance	161	160	121	237	207	(22.1)
Foreclosed asset expense (1)	798	129	156	314	481	66.1
Other operating expense	780	752	1,192	731	817	(4.5)
Total noninterest expense	3,702	2,975	3,477	3,203	3,423	8.1
Income before income taxes	652	721	527	518	429	52.0
Income tax expense	256	269	156	154	118	116.9
Net income	$396	$452	$371	$364	$311	27.3

Preferred stock dividends & accretion on preferred stock discount	393	393	393	325	296	32.8

Net income / (loss) available to common	3	59	(22)	39	15	(79.8)

Net income / (loss) per common share:
Basic	$0.00	$0.01	$-	$0.01	$-	-
Diluted	$0.00	$0.01	$-	$0.01	$-	-
Average basic shares	6,547	6,547	6,500	6,500	6,500	0.7
Average common diluted shares	6,671	6,671	6,503	6,503	6,581	1.4
Performance Ratios
Return on average equity	3.86%	4.40%	3.81%	3.88%	3.42%	12.9
Return on average assets	0.37%	0.42%	0.35%	0.35%	0.30%	22.0
Net interest margin	3.77%	3.79%	4.21%	3.70%	3.87%	(2.6)
Average equity	41,065	41,135	38,926	37,501	36,423	12.7
Average assets	430,196	426,827	420,608	418,443	412,305	4.3
Average interest-earning assets	395,517	395,921	391,197	389,458	380,631	3.9

(1)	Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2013		2012
	Second	First	Fourth	Third	Second
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$5,669	$6,141	$5,280	$6,029	$6,024
Provision for loan losses	-	300	330	100	-
Net charge-offs	(574)	(772)	531	(849)	5
Balance at end of period	$5,095	$5,669	$6,141	$5,280	$6,029

As a % of loans	1.85%	2.08%	2.22%	1.93%	2.29%
As a % of nonperforming loans	86.88%	89.38%	102.24%	66.26%	84.63%
As a % of nonperforming assets	20.60%	20.61%	23.32%	17.40%	20.60%

Net charge-offs as a % of loans (a)	0.83%	1.13%	-0.77%	1.24%	-0.01%

Risk element assets
Accruing troubled debt restructured	$3,465	$5,442	$5,316	$5,328	$2,775
Loans past due 30-89 days	$4,867	$4,732	$6,534	$3,685	$2,495

Nonaccruing loans	$5,864	$6,342	$6,006	$7,968	$7,124
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$5,864	$6,342	$6,006	$7,968	$7,124
Repossessed assets	-	-	32	39	83
Other real estate owned (b)(c)	$18,867	$21,159	$20,300	$22,337	$22,061
Total nonperforming assets	$24,731	$27,501	$26,338	$30,344	$29,268

Nonperforming loans as a % of loans	2.12%	2.33%	2.17%	2.91%	2.70%
Nonperforming assets as a % of loans
and other real estate owned	8.39%	9.36%	8.86%	10.25%	10.24%

Total loans	276,062	272,550	276,992	273,820	263,749

(a) Annualized
(b) Properties sold during 2nd Q 2013	$2,438
(c) Properties under contract to sell	$2,907

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
	June 30
(Amounts in thousands)
Assets	2013			2012
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$272,718	$4,079	6.00%	$262,598	$4,186	6.39%
Investment securities	102,164	482	2.13%	94,949	618	2.91%
Other earning assets	20,635	15	0.28%	23,084	13	0.23%
Total earning assets	395,517	$4,576	4.70%	380,631	$4,817	5.15%
Allowance for loan losses	(5,315)			(6,028)
Cash and other assets	39,994			37,702
TOTAL ASSETS	$430,196			$412,305

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$25,640	$16	0.24%	$28,332	$23	0.33%
Savings deposits	12,214	8	0.25%	10,387	9	0.36%
MMDA's	77,206	108	0.56%	46,639	101	0.87%
Time deposits	167,078	455	1.09%	189,169	635	1.35%
Federal funds purchased and securities
sold under agreements to repurchase	20,752	17	0.32%	21,198	23	0.44%
Federal Home Loan Bank and other borrowings	31,740	316	3.99%	40,028	426	4.27%
Total interest-bearing liabilities	334,630	920	1.10%	335,751	1,217	1.45%
Net interest spread		$3,657	3.60%		$3,600	3.70%
Noninterest-bearing demand deposits	52,401			40,829
Accrued expenses and other liabilities	2,100			(698)
Shareholders' equity	41,065			36,423
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$430,196			$412,305
Net yield on earning assets			3.77%			3.87%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		60			71
Total adjustment		60			71

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Six months ended
	June 30
(Amounts in thousands)
Assets	2013			2012
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$274,199	$8,221	6.05%	$264,205	$8,330	6.36%
Investment securities	94,495	922	2.27%	91,795	1,085	2.70%
Other earning assets	26,668	36	0.27%	24,913	28	0.23%
Total earning assets	395,362	$9,179	4.75%	380,913	$9,443	5.07%
Allowance for loan losses	(5,622)			(6,574)
Cash and other assets	38,780			36,169
TOTAL ASSETS	$428,521			$410,508

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$27,031	$35	0.26%	$26,611	$44	0.33%
Savings deposits	11,919	15	0.25%	10,123	19	0.38%
MMDA's	75,719	219	0.58%	43,006	192	0.90%
Time deposits	167,919	921	1.11%	192,139	1,334	1.40%
Federal funds purchased and securities
sold under agreements to repurchase	20,920	35	0.34%	23,744	55	0.47%
Federal Home Loan Bank and other borrowings	32,224	656	4.11%	41,331	887	4.33%
Total interest-bearing liabilities	335,732	1,881	1.13%	336,954	2,532	1.52%
Net interest spread		$7,298	3.62%		$6,912	3.56%
Noninterest-bearing demand deposits	49,632			37,654
Accrued expenses and other liabilities	2,058			(105)
Shareholders' equity	41,099			36,005
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$428,521			$410,508
Net yield on earning assets			3.79%			3.73%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		142			142
Total adjustment		142			142

Cornerstone Bancshares, Inc. and Subsidiary

Loan Stratification

	2013		2012
	Second	% of	Second	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$61,292	22.2	$60,068	22.8	2.0
Non-owner occupied	67,240	24.4	61,671	23.4	9.0
Multi-family real estate	7,451	2.7	10,279	3.9	(27.5)
1-4 family construction	8,269	3.0	5,477	2.1	51.0
Commercial land and lot development	21,332	7.7	17,210	6.5	24.0
Total non-residential real estate	165,584	60.0	154,705	58.7	7.0
Residential real estate
First mortgage - 1-4 family	43,282	15.7	42,333	16.1	2.2
Second mortgage - 1-4 family	2,129	0.8	3,252	1.2	(34.5)
Home equity lines	14,483	5.2	16,180	6.1	(10.5)
Total residential real estate	59,894	21.7	61,765	23.4	(3.0)
Total real estate loans	225,478	81.7	216,470	82.1	4.2

Commercial	40,586	14.7	36,765	13.9	10.4
Agricultural & other	7,994	2.9	8,528	3.2	(6.3)
Consumer	2,004	0.7	1,986	0.8	0.9
Total loans, net of unearned fees	$276,062	100.0	$263,749	100.0	4.7

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	Unaudited
	June 30,	December 31,
ASSETS	2013	2012

Cash and due from banks	$1,600,127	$3,222,139
Interest-bearing deposits at other financial institutions	27,100,735	56,173,099
Total cash and cash equivalents	28,700,862	59,395,238

Securities available for sale	99,777,449	76,096,646
Securities held to maturity (fair value approximates
$43,630 and $46,212 at June 30, 2013 and December 31, 2012, respectively)	40,014	45,086
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of
$5,094,740 and $6,141,281 at June 30, 2013 and December 31, 2012 respectively	270,967,656	270,850,465
Bank premises and equipment, net	5,183,270	5,399,340
Accrued interest receivable	1,152,927	1,213,778
Foreclosed assets	18,866,526	20,332,313
Other assets	8,322,485	7,790,634
Total assets	$435,334,089	$443,446,400

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$60,094,019	$60,053,838
Interest-bearing demand deposits	24,613,914	30,178,624
Savings deposits and money market accounts	90,452,881	80,994,239
Time deposits	164,038,451	173,653,892
Total deposits	339,199,265	344,880,593

Accrued interest payable	93,464	120,558
Federal funds purchased and securities sold under
agreements to repurchase	22,907,064	19,587,387
Federal Home Loan Bank advances and other borrowings	31,740,000	37,175,000
Other liabilities	1,160,021	794,026
Total liabilities	395,099,814	402,557,564

Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized;
600,000 shares issued and outstanding
in 2013 and 2012,	14,857,236	14,821,546
Common stock - $1.00 par value; 20,000,000 shares authorized and
6,709,199 shares issued in 2013 and 2012;
6,547,074 and 6,500,396 shares outstanding in 2013 and 2012, respectively	6,547,074	6,500,396
Additional paid-in capital	21,485,355	21,390,486
Retained deficit	(3,146,410)	(3,274,986)
Accumulated other comprehensive income	491,020	1,451,394
Total stockholders' equity	40,234,275	40,888,836
Total liabilities and stockholders' equity	$435,334,089	$443,446,400

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

	Unaudited		Unaudited
	Three Month Ended		Six Month Ended
	June 30,		June 30,
	2013	2012	2013	2012
INTEREST INCOME
Loans, including fees	$4,079,369	$4,185,757	$8,221,105	$8,329,701
Investment securities	482,117	618,255	922,023	1,085,261
Federal funds sold & other earning assets	14,533	13,341	36,005	28,428
Total interest income	4,576,019	4,817,353	9,179,133	9,443,390

INTEREST EXPENSE
Time deposits	455,340	634,961	920,596	1,334,055
Other deposits	131,534	133,459	269,464	254,702
Federal funds purchased and securities
sold under agreements to repurchase	16,743	23,074	34,823	55,304
FHLB advances and other borrowings	315,948	425,737	656,387	886,944
Total interest expense	919,565	1,217,231	1,881,270	2,531,005

Net interest income before provision for loan losses	3,656,454	3,600,122	7,297,863	6,912,385
Provision for loan losses	-	-	300,000	-
Net interest income after provision for loan losses	3,656,454	3,600,122	6,997,863	6,912,385

NONINTEREST INCOME
Customer service fee	201,302	207,164	389,783	404,598
Net gains from sale of securities	424,971	-	424,971	-
Net gains from sale of loans and other assets	52,382	26,246	201,582	75,910
Other noninterest income	18,650	18,612	36,468	38,900
Total noninterest income	697,305	252,022	1,052,804	519,408

NONINTEREST EXPENSE
Salaries and employee benefits	1,622,501	1,569,555	3,219,792	3,160,690
Net occupancy and equipment expense	339,606	347,928	677,485	683,741
Depository insurance	161,120	206,866	320,964	409,649
Foreclosed assets, net	798,456	480,755	927,148	631,075
Other operating expense	780,045	818,255	1,532,219	1,612,336
Total noninterest expense	3,701,728	3,423,359	6,677,608	6,497,491

Income before provision for income taxes	652,031	428,785	1,373,059	934,302
Provision for income taxes	256,000	118,200	524,900	267,200

Net income	396,031	310,585	848,159	667,102

Preferred stock dividend requirements	375,000	280,031	750,000	545,887
Accretion on preferred stock discount	17,845	15,241	35,690	29,709

Net income available to common shareholders	$3,186	$15,313	$62,469	$91,506

EARNINGS PER COMMON SHARE
Basic net income per common share	$-	$-	$0.01	$0.01
Diluted net income per common share	$-	$-	$0.01	$0.01

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the six months ended June 30, 2013

					Accumulated
			Additional		Other	Total
	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Stock	Stock	Capital	Earnings (Deficit)	Income	Equity

BALANCE, December 31, 2012	$14,821,546	$6,500,396	$21,390,486	$(3,274,986)	$1,451,394	$40,888,836

Stock compensation expense			64,528			64,528

Issuance of common stock	-	46,678	30,341	-	-	77,019

Preferred stock dividends	-	-	-	(683,893)	-	(683,893)

Accretion on preferred stock	35,690	-	-	(35,690)	-	-

Net income	-	-	-	848,159	-	848,159

Unrealized holding gains (losses) on securities available for sale,
net of reclassification adjustment and taxes	-	-	-	-	(960,374)	(960,374)

BALANCE, June 30, 2013
	$14,857,236	$6,547,074	$21,485,355	$(3,146,410)	$491,020	$40,234,275

The Notes to Consolidated Financial Statements are an integral part of these statements.